Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	January 23, 2014

ALASKA AIR GROUP REPORTS RECORD ADJUSTED FOURTH QUARTER 2013 AND FULL-YEAR RESULTS

Financial Highlights:

•
Record fourth quarter net income, excluding special items, of $77 million, or $1.10 per diluted share, compared to $50 million, or $0.70 per diluted share in 2012. This quarter's results compare to a First Call analyst consensus estimate of $1.07 per share.

•	Record full-year net income, excluding special items, of $383 million, or $5.40 per diluted share, compared to $339 million, or $4.73 per diluted share in 2012.

•
Net income for the fourth quarter under Generally Accepted Accounting Principles (GAAP) of $78 million, or $1.11 per diluted share, compared to net income of $44 million, or $0.61 per diluted share in 2012. Full-year GAAP net income of $508 million, or $7.16 per diluted share, compared to net income of $316 million, or $4.40 per diluted share in 2012.

•
Air Group employees earned $105 million in incentive pay in 2013, or nearly five weeks of pay for most employees. Over the last four years, employees have earned more than $357 million in incentive pay, averaging 8.8% of annual pay for most employees.

•	Achieved return on invested capital of 13.6% in 2013, compared to 13% in 2012.

•	Lowered adjusted debt-to-total capitalization ratio to 35.0% as of December 31, 2013.

•	Fully funded the Company's defined benefit pension plans in 2013.

•	Held $1.3 billion in unrestricted cash and marketable securities as of December 31, 2013.

•	Repurchased 2,492,093 shares of common stock for approximately $159 million in 2013. Since 2007, Air Group has used $478 million to repurchase 21 million shares.

•	Modified affinity card agreement with Bank of America and extended through 2017, estimated to generate $55 million in additional cash flows on an annual basis.

•	Received credit rating upgrade from Standard and Poor's to "BB+" with a stable outlook.
Other Highlights and Achievements:

•	Ranked "Highest in Customer Satisfaction Among Traditional Network Carriers" by J.D. Power and Associates for the sixth year in a row.

•	Ranked as the best major airline in the U.S. by The Wall Street Journal's "Middle Seat" scorecard.

•	Named Airline Industry Leader in the 2013 Temkin Customer Service Rankings.

•	Held the top spot in U.S. Department of Transportation on-time performance among major U.S. airlines for the twelve months ended November 2013.

•	Alaska Airlines received the FAA's "Diamond Certificate of Excellence" award for the 12th consecutive year; and Horizon Air received the certificate for the 12th time in the last 14 years.

•	Improved employee productivity in 2013 by 4.0% compared to 2012.

•	Signed five-year collective bargaining agreements with Alaska pilots and Horizon flight attendants.

•	Named most fuel-efficient airline in the U.S. in a report released by the International Council on Clean Transportation.

•
Donated $7.6 million to more than 1,300 charitable organizations, including support for the grand opening of Aviation High School in Seattle and other educational efforts. Our employees also volunteered more than 10,500 hours of community service.

•	Signed an exclusive multi-year partnership with Seattle Seahawks quarterback, Russell Wilson, and named him our "Chief Football Officer."
New routes:

•	New routes launched and announced in the fourth quarter are as follows:

New Non-Stop Routes Launched in Q4	New Non-Stop Routes (Launch Date)
Seattle to Colorado Springs	Portland to Salt Lake City (6/9/14)
Portland to Tucson	San Diego to Salt Lake City (6/10/14)
Portland to Boise	Los Angeles to Salt Lake City (6/11/14)
San Diego to Boise	San Jose to Salt Lake City (6/12/14)
Seattle to Omaha	Boise to Salt Lake City (6/16/14)
Portland to Reno	Las Vegas to Salt Lake City (6/16/14)
Seattle to Steamboat Springs	San Francisco to Salt Lake City (6/18/14)
Anchorage to Phoenix
Anchorage to Las Vegas
San Diego to Mammoth Lakes

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported fourth quarter 2013 GAAP net income of $78 million, or $1.11 per diluted share, compared to GAAP net income of $44 million, or $0.61 per diluted share in 2012. Excluding mark-to-market fuel hedge gains of $2 million ($1 million after tax, or $0.01 per diluted share), the company reported record fourth quarter 2013 net income of $77 million, or $1.10 per diluted share, compared to net income excluding mark-to-market fuel hedge losses of $50 million, or $0.70 per diluted share, in 2012.
The company reported full-year 2013 GAAP net income of $508 million, compared to $316 million in the prior year. Excluding the impact of the items noted in the table below, the company reported record net income of $383 million, or $5.40 per diluted share for 2013, compared to net income of $339 million, or $4.73 per diluted share in 2012. This marks the fourth year in a row the company has exceeded its goal of a 10 percent return on invested capital.
"Award-winning customer service, industry-leading on-time performance, and solid execution by our outstanding people led us to our best year ever," CEO Brad Tilden said. "We're proud of our record profitability and of the record bonus of more than a month's pay that each of our people will receive next month. And we're grateful to our customers for their loyalty. We know that in this highly competitive industry, we must earn their business every day, every flight.”

The following table reconciles the Company's adjusted net income and earnings per diluted share (EPS) during the full year and fourth quarters of 2013 and 2012 to amounts as reported in accordance with GAAP:

	Three Months Ended December 31,
	2013		2012
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$78	$1.11	$44	$0.61
Mark-to-market fuel hedge adjustments, net of tax	(1)	(0.01)	6	0.09
Non-GAAP adjusted income and per share amounts	$77	$1.10	$50	$0.70

	Twelve Months Ended December 31,
	2013		2012
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$508	$7.16	$316	$4.40
Mark-to-market fuel hedge adjustments, net of tax	(5)	(0.06)	23	0.33
Special mileage plan revenue, net of tax	$(120)	$(1.70)	$—	$—
Non-GAAP adjusted income and per share amounts	$383	$5.40	$339	$4.73
Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.
A conference call regarding the fourth quarter and full year results will be simulcast via the Internet at 9:30 a.m. Pacific time on January 23, 2014. It can be accessed through the company's Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call.

###

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2012. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.
###

Alaska Airlines, a subsidiary of Alaska Air Group (NYSE: ALK), together with its partner regional airlines, serves nearly 100 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines has ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates North America Airline Satisfaction StudySM for six consecutive years from 2008 to 2013. For reservations, visit www.alaskaair.com. For more news and information, visit the Alaska Airlines Newsroom at www.alaskaair.com/newsroom.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in millions, except per share amounts)	2013	2012	Change	2013	2012	Change
Operating Revenues:
Passenger
Mainline	$839	$793	6%	$3,490	$3,284	6%
Regional	195	188	4%	777	746	4%
Total passenger revenue	1,034	981	5%	4,267	4,030	6%
Freight and mail	25	26	(4)%	113	111	2%
Other - net	151	125	21%	584	516	13%
Special mileage plan revenue	—	—	NM	192	—	NM
Total Operating Revenues	1,210	1,132	7%	5,156	4,657	11%

Operating Expenses:
Wages and benefits	280	267	5%	1,086	1,038	5%
Variable incentive pay	37	27	37%	105	88	19%
Aircraft fuel, including hedging gains and losses	352	372	(5)%	1,467	1,459	1%
Aircraft maintenance	60	61	(2)%	247	222	11%
Aircraft rent	30	30	—%	119	116	3%
Landing fees and other rentals	55	59	(7)%	262	243	8%
Contracted services	60	51	18%	221	200	11%
Selling expenses	42	37	14%	179	168	7%
Depreciation and amortization	67	69	(3)%	270	264	2%
Food and beverage service	21	21	—%	84	79	6%
Other	76	64	19%	278	248	12%
Total Operating Expenses	1,080	1,058	2%	4,318	4,125	5%
Operating Income	130	74	76%	838	532	58%

Nonoperating Income (Expense):
Interest income	4	5		18	19
Interest expense	(14)	(15)		(56)	(64)
Interest capitalized	6	5		21	18
Other - net	(1)	3		(5)	9
	(5)	(2)		(22)	(18)
Income Before Income Tax	125	72	74%	816	514	59%
Income tax expense	47	28		308	198
Net Income	$78	$44	77%	$508	$316	61%

Basic Earnings Per Share:	$1.12	$0.62		$7.26	$4.47
Diluted Earnings Per Share:	$1.11	$0.61		$7.16	$4.40

Shares Used for Computation:
Basic	69.335	71.112		69.955	70.708
Diluted	70.242	72.149		70.939	71.784

Cash dividend declared per share	$0.20	—		$0.40	—

NM - Not Meaningful

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	December 31, 2013	December 31, 2012
Cash and marketable securities	$1,330	$1,252

Total current assets	1,762	1,737
Property and equipment-net	3,893	3,609
Other assets	183	159
Total assets	$5,838	$5,505

Air traffic liability	564	534
Current portion of long-term debt	117	161
Other current liabilities	899	806
Current liabilities	$1,580	$1,501
Long-term debt	754	871
Other liabilities and credits	1,475	1,712
Shareholders' equity	2,029	1,421
Total liabilities and shareholders' equity	$5,838	$5,505

Debt to Capitalization, adjusted for operating leases(a)	35%:65%	48%:52%

Number of common shares outstanding	68.746	70.377

(a)	Calculated using the present value of remaining aircraft lease payments.

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	Change	2013	2012	Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	6,694	6,387	4.8%	27,414	25,896	5.9%
RPMs (000,000) "traffic"	6,980	6,720	3.9%	28,833	27,007	6.8%
ASMs (000,000) "capacity"	8,275	7,870	5.1%	33,672	31,428	7.1%
Load factor	84.4%	85.4%	(1.0) pts	85.6%	85.9%	(0.3) pts
Yield	14.80¢	14.59¢	1.4%	14.80¢	14.92¢	(0.8)%
PRASM	12.49¢	12.46¢	0.2%	12.67¢	12.82¢	(1.2)%
RASM	14.62¢	14.39¢	1.6%	14.74¢	14.82¢	(0.5)%
CASM excluding fuel and fleet transition costs(b)	8.81¢	8.72¢	1.0%	8.47¢	8.48¢	(0.1)%
Economic fuel cost per gallon(c)	$3.21	$3.43	(6.4)%	$3.30	$3.37	(2.1)%
Fuel gallons (000,000)	110	105	4.8%	447	422	5.9%
Average number of full-time equivalent employees	12,284	11,984	2.5%	12,163	11,955	1.7%

Mainline Operating Statistics:
Revenue passengers (000)	4,764	4,513	5.5%	19,737	18,526	6.5%
RPMs (000,000) "traffic"	6,308	6,065	4.0%	26,172	24,417	7.2%
ASMs (000,000) "capacity"	7,438	7,056	5.4%	30,411	28,180	7.9%
Load factor	84.8%	86.0%	(1.2) pts	86.1%	86.6%	(0.5) pts
Yield	13.29¢	13.08¢	1.6%	13.33¢	13.45¢	(0.9)%
PRASM	11.27¢	11.24¢	0.3%	11.48¢	11.65¢	(1.5)%
RASM	13.40¢	13.15¢	1.9%	13.52¢	13.62¢	(0.7)%
CASM excluding fuel(b)	7.91¢	7.77¢	1.8%	7.54¢	7.56¢	(0.3)%
Economic fuel cost per gallon(c)	$3.21	$3.43	(6.4)%	$3.30	$3.36	(1.8)%
Fuel gallons (000,000)	96	92	4.2%	393	368	6.8%
Average number of full-time equivalent employees	9,519	9,228	3.2%	9,493	9,178	3.4%
Aircraft utilization	10.1	10.5	(3.8)%	10.6	10.7	(0.9)%
Average aircraft stage length	1,177	1,189	(1.0)%	1,177	1,161	1.4%
Mainline operating fleet	131	124	7 a/c	131	124	7 a/c

Regional Operating Statistics:(d)
Revenue passengers (000)	1,930	1,873	3.0%	7,677	7,371	4.2%
RPMs (000,000) "traffic"	673	655	2.7%	2,661	2,590	2.7%
ASMs (000,000) "capacity"	837	814	2.8%	3,261	3,247	0.4%
Load factor	80.4%	80.4%	—	81.6%	79.8%	1.8 pts
Yield	28.99¢	28.64¢	1.2%	29.20¢	28.81¢	1.4%
PRASM	23.32¢	23.03¢	1.3%	23.83¢	22.98¢	3.7%
Operating fleet (Horizon only)	51	48	3 a/c	51	48	3 a/c

(a)	Except for full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.

(b)	See a reconciliation of this non-GAAP measure and Note A for a discussion of why these measures may be important to investors in the accompanying pages.

(c)	See a reconciliation of economic fuel cost in the accompanying pages.

(d)	Data presented includes information related to flights operated by Horizon Air and third-party carriers.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31, 2013
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger
Mainline	$839	$—	$—	$—	$839	$—	$839
Regional	—	195	—	—	195	—	195
Total passenger revenues	839	195	—	—	1,034	—	1,034
Revenue from CPA with Alaska	—	—	94	(94)	—	—	—
Freight and mail	24	1	—	—	25	—	25
Other-net	133	17	1	—	151	—	151
Total operating revenues	996	213	95	(94)	1,210	—	1,210

Operating expenses
Operating expenses, excluding fuel	589	145	88	(94)	728	—	728
Economic fuel	307	47	—	—	354	(2)	352
Total operating expenses	896	192	88	(94)	1,082	(2)	1,080

Nonoperating income (expense)
Interest income	4	—	—	—	4	—	4
Interest expense	(8)	—	(4)	(2)	(14)	—	(14)
Other	6	(3)	1	1	5	—	5
	2	(3)	(3)	(1)	(5)	—	(5)
Income (loss) before income tax	$102	$18	$4	$(1)	$123	$2	$125

	Three Months Ended December 31, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger
Mainline	$793	$—	$—	$—	$793	$—	$793
Regional	—	188	—	—	188	—	188
Total passenger revenues	793	188	—	—	981	—	981
Revenue from CPA with Alaska	—	—	97	(97)	—	—	—
Freight and mail	25	1	—	—	26	—	26
Other-net	110	14	1	—	125	—	125
Total operating revenues	928	203	98	(97)	1,132	—	1,132

Operating expenses
Operating expenses, excluding fuel	548	145	90	(97)	686	—	686
Economic fuel	315	47	—	—	362	10	372
Total operating expenses	863	192	90	(97)	1,048	10	1,058

Nonoperating income (expense)
Interest income	5	—	—	—	5	—	5
Interest expense	(11)	—	(4)	—	(15)	—	(15)
Other	8	—	1	(1)	8	—	8
	2	—	(3)	(1)	(2)	—	(2)
Income (loss) before income tax	$67	$11	$5	$(1)	$82	$(10)	$72

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Twelve Months Ended December 31, 2013
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger
Mainline	$3,490	$—	$—	$—	$3,490	$—	$3,490
Regional	—	777	—	—	777	—	777
Total passenger revenues	3,490	777	—	—	4,267	—	4,267
Revenue from CPA with Alaska	—	—	368	(368)	—	—	—
Freight and mail	109	4	—		113	—	113
Other-net	513	66	5		584	192	776
Total operating revenues	4,112	847	373	(368)	4,964	192	5,156

Operating expenses
Operating expenses, excluding fuel	2,293	585	341	(368)	2,851	—	2,851
Economic fuel	1,294	181	—	—	1,475	(8)	1,467
Total operating expenses	3,587	766	341	(368)	4,326	(8)	4,318

Nonoperating income (expense)
Interest income	18	—	—	—	18	—	18
Interest expense	(38)	—	(14)	(4)	(56)	—	(56)
Other	25	(12)	2	1	16	—	16
	5	(12)	(12)	(3)	(22)	—	(22)
Income (loss) before income tax	$530	$69	$20	$(3)	$616	$200	$816

	Twelve Months Ended December 31, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger
Mainline	$3,284	$—	$—	$—	$3,284	$—	$3,284
Regional	—	746	—	—	746	—	746
Total passenger revenues	3,284	746	—	—	4,030	—	4,030
Revenue from CPA with Alaska	—	—	369	(369)	—	—	—
Freight and mail	107	4	—	—	111	—	111
Other-net	448	61	7	—	516	—	516
Total operating revenues	3,839	811	376	(369)	4,657	—	4,657

Operating expenses
Operating expenses, excluding fuel	2,131	566	338	(369)	2,666	—	2,666
Economic fuel	1,238	183	—	—	1,421	38	1,459
Total operating expenses	3,369	749	338	(369)	4,087	38	4,125

Nonoperating income (expense)
Interest income	19	—	—	—	19	—	19
Interest expense	(47)	—	(16)	(1)	(64)	—	(64)
Other	24	—	2	1	27	—	27
	(4)	—	(14)	—	(18)	—	(18)
Income (loss) before income tax	$466	$62	$24	$—	$552	$(38)	$514

(a)
The adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocations and does not include certain charges. See Note A for further information in the accompanying pages.

(b)	Includes accounting adjustments related to special mileage plan revenue, and mark-to-market fuel-hedge accounting charges.

Alaska Air Group, Inc.

RASM RECONCILIATION (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2013	2012	2013		2012
Total operating revenues	$1,210	$1,132	$5,156		$4,657
Less: special mileage plan revenue	—	—	192		—
Adjusted Revenue	$1,210	$1,132	$4,964		$4,657
Consolidated ASMs	8,275	7,870	33,672		31,428
RASM	14.62 ¢	14.39 ¢	14.74	¢	14.82	¢

CASM EXCLUDING FUEL RECONCILIATION (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in cents)	2013	2012	2013		2012
Consolidated:
CASM	13.05 ¢	13.44 ¢	12.82	¢	13.12	¢
Less the following components:
Aircraft fuel, including hedging gains and losses	4.24	4.72	4.35		4.64
CASM excluding fuel	8.81 ¢	8.72 ¢	8.47	¢	8.48	¢

Mainline:
CASM	12.02 ¢	12.38 ¢	11.77	¢	12.09	¢
Less the following components:
Aircraft fuel, including hedging gains and losses	4.11	4.61	4.23		4.53
CASM excluding fuel	7.91 ¢	7.77 ¢	7.54	¢	7.56	¢

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,
	2013		2012
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars		Cost/Gal
Raw or "into-plane" fuel cost	$347	$3.15	$351		$3.33
Losses on settled hedges	6	0.06	11		0.10
Consolidated economic fuel expense	$354	$3.21	$362		$3.43
Mark-to-market fuel hedge adjustments	(2)	(0.01)	10		0.10
GAAP fuel expense	$352	$3.20	$372		$3.53
Fuel gallons	110		105

	Twelve Months Ended December 31,
	2013		2012
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars		Cost/Gal
Raw or "into-plane" fuel cost	$1,423	$3.19	$1,397		$3.31
Losses on settled hedges	52	0.11	24		0.06
Consolidated economic fuel expense	$1,475	$3.30	$1,421		$3.37
Mark-to-market fuel hedge adjustments	(8)	(0.02)	38		0.09
GAAP fuel expense	$1,467	$3.28	$1,459		$3.46
Fuel gallons	447		422

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our unit metrics, we believe that we have better visibility into the results of operations without the consideration of accounting changes or our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Operating revenue per ASM (RASM) excludes a favorable, one-time "special" revenue item of $192 million primarily related to our modified affinity card agreement with Bank of America, executed in July 2013. In accordance with accounting standards, we recorded this one-time special revenue item in the the third quarter of 2013. This is purely an accounting change and the current period results do not reflect the economics of the agreement; rather it reflects a non-cash adjustment of the value of miles outstanding in the program. We believe it is appropriate to exclude this special revenue item from recurring revenues from operations.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs or special revenues, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

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Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group has two operating airlines - Alaska Airlines and Horizon Air. Each is a regulated airline with separately managed operations. To manage the two operating airlines, management views the business in three operating segments. Alaska operates a fleet of passenger jets (Alaska Mainline) and contracts with Horizon, SkyWest Airlines, Inc. (SkyWest), and Peninsula Airways, Inc. (PenAir) for regional capacity under which Alaska receives all passenger revenue from those flights (Alaska Regional). Horizon operates a fleet of turboprop aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (Horizon). The Company believes the amounts paid by Alaska to Horizon approximate current market rates received by other regional carriers for similar flying and are available to pay for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs. All inter-company revenues and expenses between Alaska and Horizon are eliminated in consolidation.

Glossary of Terms

Mainline - represents flying on Alaska jets and all associated revenues and costs

Regional - represents operations whereby Horizon, SkyWest, and another small carrier in the state of Alaska fly certain routes for Alaska using Horizon's or the other carrier's fleets

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; represents the average total revenue for flying one seat one mile

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Aircraft Utilization - block hours per day; this represents the average number of hours our aircraft are flying

Aircraft Stage Length - represents the average miles flown per aircraft departure

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - number of revenue passengers per full-time equivalent employee

Debt to Capitalization ratio - represents adjusted debt (long-term debt plus the present value of remaining aircraft lease payments) divided by total equity plus adjusted debt